Exhibit 99.1

Core Natural Resources Provides Update on Ongoing Efforts to Resume Longwall Operations at Leer South

Re-enters the mine on June 10th, consistent with previously provided timeline

Re-establishes ventilation, conducts a full inspection of the mine, restores hydraulic pressure along the longwall face, and confirms that key longwall components are in good condition

Decides to temporarily reseal the affected area of the mine on June 26th due to elevated carbon monoxide levels

Engages regulatory officials on a plan that is expected to facilitate the repositioning and restart of the longwall system within the next four months

Reiterates 2025 coking coal sales volume guidance for metallurgical segment despite delayed restart

Expects Leer South-related insurance recoveries in excess of $100 million

CANONSBURG, PA (June 30, 2025) – Today, Core Natural Resources, Inc. (NYSE: CNR) (“Core”) provided an update on its ongoing efforts to resume longwall operations at its Leer South mine following a combustion-related event at the mine in mid-January. Consistent with the previously provided timeline, Core personnel and regulatory officials re-entered the sealed area of the mine on June 10th, and thereafter re-established ventilation to the full mine, restored hydraulic pressure along the longwall face, and conducted an extensive evaluation of the major equipment and infrastructure. As expected, the longwall was largely unaffected by the combustion event and major components and systems remain in good condition.

On June 26th, after more than two weeks in the mine, the operating team found it necessary to evacuate the mine and begin restoring pumpable seals to the affected area in the wake of an increase in carbon monoxide levels. The Core team is working closely with federal and state officials on a plan to recover and reposition the longwall equipment in an effort that is expected to be completed within four months.

“The Core team continues to do an admirable job of addressing the situation at Leer South in a safe and efficient manner, and we want to again thank federal and state regulatory officials for their invaluable assistance,” said George J. Schuller Jr., Core’s senior vice president and chief operating officer. “While recent developments are expected to delay the restart of the longwall, we are encouraged by the condition of the mine and related infrastructure, and optimistic about the prospects of resuming longwall production during the fourth quarter.”

“Core maintains a property damage / business interruption insurance program and placed insurance carriers on notice immediately after the Leer South event occurred earlier this year,” said Mitesh Thakkar, Core’s president and chief financial officer. “Core has kept the carriers updated on developments to date and anticipates an insurance recovery in excess of $100 million.”

Core is reiterating its 2025 coking coal sales volume guidance despite the delayed restart of the Leer South mine and expects to provide a more detailed update on ongoing efforts at Leer South in its second quarter earnings release in early August.

About Core Natural Resources, Inc.

Core Natural Resources, Inc. (NYSE: CNR) is a world-class producer and exporter of high-quality, low-cost coals, including metallurgical and high calorific value thermal coals. The company operates a best-in-sector portfolio, including the Pennsylvania Mining Complex, Leer, Leer South, and West Elk mines. With a focus on seaborne markets, Core plays an essential role in meeting the world’s growing need for steel, infrastructure, and energy, and has ownership interests in two marine export terminals. The company was created in January 2025 via the merger of long-time industry leaders CONSOL Energy and Arch Resources and is based in Canonsburg, Pennsylvania.

Contacts:

Investor:

Deck Slone, (314) 994-2766

deckslone@coreresources.com

Media:

Erica Fisher, (724) 416-8292

ericafisher@coreresources.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions. Forward-looking statements are not statements of historical fact and reflect Core’s current views about future events. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, risks related to the prior occurrence of combustion-related activity at Core’s Leer South mine and the risk of future occurrences; the increase in combustion-related gases at Core’s Leer South mine; Core’s ability to resume development work at Leer South with continuous miners and longwall development in accordance with its expected timing; deterioration in economic conditions (including continued inflation) or changes in consumption patterns of our customers may decrease demand for our products, impair our ability to collect customer receivables and impair our ability to access capital; volatility and wide fluctuation in coal prices based upon a number of factors beyond our control; an extended decline in the prices we receive for our coal affecting our operating results and cash flows; significant downtime of our equipment or inability to obtain equipment, parts or raw materials; decreases in the availability of, or increases in the price of, commodities or capital equipment used in our coal mining operations; our reliance on major customers, our ability to collect payment from our customers and uncertainty in connection with our customer contracts; our inability to acquire additional coal reserves or resources that are economically recoverable; alternative steel production technologies that may reduce demand for our coal; the availability and reliability of transportation facilities and other systems that deliver our coal to market and fluctuations in transportation costs; a loss of our competitive position; foreign currency fluctuations that could adversely affect the competitiveness of our coal abroad; the risks related to the fact that a significant portion of our production is sold in international markets (and may grow) and our compliance with export control and anti-corruption laws; coal users switching to other fuels in order to comply with various environmental standards related to coal combustion emissions; the impact of current and future regulations to address climate change, the discharge, disposal and clean-up of hazardous substances and wastes and employee health and safety on our operating costs as well as on the market for coal; the risks inherent in coal operations, including being subject to unexpected disruptions caused by adverse geological conditions, equipment failure, delays in moving out longwall equipment, railroad derailments, security breaches or terroristic acts and other hazards, delays in the completion of significant construction or repair of equipment, fires, explosions, seismic activities, accidents and weather conditions; failure to obtain or renew surety bonds or insurance coverages on acceptable terms; the effects of coordinating our operations with oil and natural gas drillers and distributors operating on our land; our inability to obtain financing for capital expenditures on satisfactory terms; the effects of our securities being excluded from certain investment funds as a result of environmental, social and corporate governance practices; the effects of global conflicts on commodity prices and supply chains; the effect of new or existing laws or regulations or tariffs and other trade measures; our inability to find suitable joint venture partners or acquisition targets or integrating the operations of future acquisitions into our operations; obtaining, maintaining and renewing governmental permits and approvals for our coal operations; the effects of asset retirement obligations, employee-related long-term liabilities and certain other liabilities; uncertainties in estimating our economically recoverable coal reserves; defects in our chain of title for our undeveloped reserves or failure to acquire additional property to perfect our title to coal rights; the outcomes of various legal proceedings; the risk of our debt agreements, our debt and changes in interest rates affecting our operating results and cash flows; information theft, data corruption, operational disruption and/or financial loss resulting from a terrorist attack or cyber incident; the potential failure to retain and attract qualified personnel of Core; failure to maintain effective internal controls over financial reporting; uncertainty with respect to Core’s common stock, potential stock price volatility and future dilution; uncertainty regarding the timing and value of any dividends we may declare; uncertainty as to whether we will repurchase shares of our common stock; inability of stockholders to bring legal action against us in any forum other than the state courts of Delaware; the risk that the businesses of Core and Arch Resources, Inc. will not be integrated successfully; the risk that the anticipated benefits of the merger may not be realized or may take longer to realize than expected; and other unforeseen factors.

All such factors are difficult to predict, are beyond Core’s control, and are subject to additional risks and uncertainties, including those detailed in Core’s annual report on Form 10-K for the year ended December 31, 2024, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on Core’s website at www.corenaturalresources.com and on the SEC’s website at http://www.sec.gov.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Core does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.